UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 West Georgia, Suite 1030 Vancouver, B.C., Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2020, as approved by the stockholders of Achieve Life Sciences, Inc. (the “Company”) on May 12, 2020, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-20.

The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

The Company’s board of directors has determined to set the reverse stock split ratio at 1-for-20. The effective date of the reverse stock split is July 31, 2020, and the shares will begin trading on a split-adjusted basis on July 31, 2020.

Upon the effectiveness of the reverse stock split on July 31, 2020, every twenty shares of the Company’s issued and outstanding common stock will be automatically combined and reclassified into one issued and outstanding share of common stock. The reverse stock split will not affect any stockholder’s ownership percentage of the Company’s common stock, alter the par value of the Company’s common stock, or modify any voting rights or other terms of the common stock. Every twenty shares of the Company’s common stock underlying outstanding warrants will also be automatically combined and reclassified into one issued and outstanding share of common stock.

At the market open on July 31, 2020, the Company’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “ACHV,” but will be assigned a new CUSIP number (004468500) and will trade on a split-adjusted basis.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment (Reverse Stock Split) to the Second Amended and Restated Certificate of Incorporation, filed July 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.
Date: July 30, 2020	By:	/s/ John Bencich
Name: John Bencich
Title: Chief Financial Officer